UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2016

METABOLIX, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-33133	04-3158289
(Commission File Number)	(IRS Employer Identification No.)

21 Erie Street, Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

(617) 583-1700
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02 Results Of Operations and Financial Condition.

On March 29, 2016, Metabolix, Inc. issued a press release announcing the financial results for its year ended December 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1. This information, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On March 29, 2016, Metabolix, Inc. issued a press release announcing the signing of a Memorandum of Understanding with CJ CheilJedang Corporation. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
99.1	Press Release dated March 29, 2016 (Metabolix Announces Fourth Quarter and Full Year 2015 Financial Results)
99.2	Press Release dated March 29, 2016 (Metabolix Signs MOU with CJ CheilJedang)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METABOLIX, INC.

Date: March 29, 2016	By:	/s/ Joseph Shaulson
Joseph Shaulson
President & Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
No.	Description
99.1	Press Release dated March 29, 2016 (Metabolix Announces Fourth Quarter and Full Year 2015 Financial Results)
99.2	Press Release dated March 29, 2016 (Metabolix Signs MOU with CJ CheilJedang)